UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors' Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Rayliant Quantamental China Equity ETF

Rayliant Quantamental Emerging Market Equity ETF

Rayliant Quantitative Developed Market Equity ETF

ANNUAL REPORT	SEPTEMBER 30, 2023

Investment Adviser:
Rayliant Asset Management

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

TABLE OF CONTENTS

Letter to Shareholders	1
Schedules of Investments	14
Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	59
Trustees and Officers of the Advisors’ Inner Circle Fund III	62
Disclosure of Fund Expenses	70
Notice to Shareholders	72

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1- 866-392-2626; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

Letter to Shareholders

Dear Shareholders,

We are pleased to provide the third annual report for the Rayliant Quantamental China Equity Fund, covering the period October 1, 2022 to September 30, 2023.

In 2023, the A share market experienced notable fluctuations, initially trending upward on the back of anticipated domestic economic revival and supportive fiscal policies extending from the end of 2022. Despite a decent performance in the first quarter, however, the market reversed course in the second and third quarters due to uncertainties in the global economic environment and less favorable adjustments in domestic macroeconomic policies.

Two years ago, China's economy, historically driven by a robust housing boom, faced a crisis as the government attempted to deleverage its property sector by imposing restrictions on developers' borrowing. Since then, real estate, which once accounted for up to 30% of the economy, has witnessed a significant downturn, with property investments declining and no full bailout in sight from Beijing. This ongoing property slump poses a substantial threat to China's growth prospects for the next few years, requiring a slow and challenging adjustment period to align housing supply with reduced demand due to an aging population.

Despite a roughly 17% decline in China's domestic stock market from January 1, 2023 to September 30, 2023, the country has witnessed its IPO market emerge as the largest globally in terms of capital raised, totaling $41 billion, which is more than double the amount raised in the United States. Notably, these new listings have concentrated in sectors deemed strategically significant by President Xi and the Communist party, such as electric vehicles and the semiconductor industry. This signals a deliberate shift in the direction of the Chinese economy this cycle relative to past experience, coinciding with a pronounced exodus of foreign investors from the country over the past two years.

Entering the fourth quarter, while mainland sentiment—toward both the stock market and the domestic economy—has been near rock bottom, we finally see signs of improvement. First, we note that third-quarter GDP surpassing expectations at 4.9% year-over-year, as robust consumer spending managed to more than offset weak investment and real estate performance. On the policy front, support for manufacturing and infrastructure projects was beginning to show up in China’s growth numbers, and approval at the start of Q4 for an additional issuance of CNY 1 trillion in central government bonds suggests policy support will continue into next year. Beijing, in our view, has finally recognized that mere promises of stimulus to come wouldn’t do the job of rekindling consumers’ and companies’ confidence, and we believe continued fiscal support will deliver positive surprises through the end of this year and into 2024.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

Simultaneously, with respect to international relations—another area giving investors anxiety over the last year—China and the U.S. have rekindled high-level discussions, culminating in Presidents Biden and Xi meeting during the APEC summit in November. We hope these discussions will serve to minimize tensions and ensure dialogue continues between the world number one and two economic powers, as there really is no way for either to function without the other, with plenty of opportunity for win-win, if a more stable ‘coop-etition’ can be reached between the two sides.

Amidst a challenging landscape in 2023, the Fund’s core strategy aimed to identify high-quality companies and leverage market mispricings driven by behavioral biases in China’s retail-centric market. Given macro headwinds that confounded a number of the strategy’s core factors, the past year witnessed underperformance, mostly arising from weak stock selections across sectors spanning Industrials, IT, Materials, Health Care, and Information Technology. The benchmark CSI 300 Index experienced a -3.40% decline by the fiscal year ending September 30, 2023, whereas the Fund fell by -17.64%, trailing the benchmark. While some positive contribution came from allocation effects, like overweight positions in IT and underweight Real Estate, factor-level performance was weaker. Stocks emphasizing strong fundamentals suffered amidst a sentiment-driven market, with value stocks consistently outperforming.

Although the alpha opportunity in China is compelling, we expect periods in which market irrationality persists for months at a time. We believe 2023’s market turbulence, while frustrating in the short run, create mispricings that ultimately reward investors in high-quality firms whose valuations are misunderstood by domestic retail traders and foreign fund managers who lack local knowledge. As such, we remain steadfast in our fundamental approach, with high conviction that ongoing market turbulence and macroeconomic uncertainties will eventually give way to favorable outcomes as policy shifts reflect in companies' financials and market conditions stabilize. We thank you for your allocation to the Fund and look forward to continuing as your trusted partner in China equity investing.

Sincerely,

Jason Hsu, PhD Chairman & CIO Rayliant Global Advisors	Phillip Wool, PhD Managing Director Head of Investment Solutions Rayliant Global Advisors

Mark Schlarbaum

Managing Director

Head of Trading & Capital Markets

Rayliant Global Advisors

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

Definition of the Comparative Index

CSI 300 Index is a capitalization-weighted index designed to track the performance of the largest 300 stocks traded on the Shanghai and Shenzhen Stock Exchanges.

Comparison of Change in the Value of a $10,000 Investment in the Rayliant Quantamental China Equity ETF versus the CSI 300 Index (USD) (TR).

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2023
	One Year Return	Annualized to Inception Date*
Rayliant Quantamental China Equity ETF	-17.64%	-17.38%
CSI 300 Index (USD) (TR)	-3.40%	-12.76%

* The Rayliant Quantamental China Equity ETF commenced operations on December 30, 2020.

Fee waivers were in effect during the period; if they had not been in effect, performance would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

Letter to Shareholders

Dear Shareholders,

We are pleased to provide the second annual report for the Rayliant Quantamental Emerging Market Equity Fund, covering the period from October 1, 2022 to September 30, 2023.

In 2023, Emerging Market equities faced a bumpy ride marked by significant challenges, as the asset class grappled with uncertainties and macroeconomic setbacks that weighed on investors’ nerves. The third quarter was particularly difficult, with Emerging Market equities suffering a -2.9% decline, bringing year-to-date returns to a modest 1.8%. One of the key headwinds facing global emerging markets in 2023 was China’s faltering economic recovery, pushing the market off its January highs by nearly a quarter of its value by the end of Q3. Chinese stocks had been riding high going into the beginning of the year, as policymakers shifted gears, rapidly moving away from the much-maligned ‘zero-COVID’ strategy to reopen its economy. Unfortunately, business and consumer confidence was slow to recover, and Beijing was slow to enact large fiscal stimulus, leading the market to weaken by late in the year.

More broadly, Emerging Market equities witnessed turbulence in 2023 arising from uncertainties surrounding a range of issues, from global monetary policy to geopolitical tensions, with worries that central bankers and international conflict would combine to dampen growth, disproportionately affecting emerging economies. These factors led to a highly volatile environment, adding to investors’ burden navigating an always-complex Emerging Market landscape. Beginning late in the third quarter, a sudden surge in Treasury yields punctuated the headwind facing many emerging markets, as rising US rates and a strengthening US dollar made things that much harder for developing economies, which tend to be especially sensitive to Fed policy and FX effects.

Yet, despite the recent increase in risk aversion among Emerging Market investors, we agree with a growing set of market observers who see positive signs in the outlook for emerging market equities going into 2024 and beyond. For one thing, Emerging Market stocks sold off long before developed markets did as the Fed began its aggressive campaign of rate hikes. That has created very compelling valuations across Emerging Markets, especially when compared to growth stocks in developed markets, which appear increasingly stretched. Likewise, central banks in emerging economies were faster to raise rates themselves and many got a firmer handle on inflation, putting them in a position to ease now and in the year ahead. We are also encouraged by the intrinsic growth in countries that hold key positions within innovative sectors and tech supply chains, as well as markets with growing and increasingly wealthy populations moving toward stronger domestic consumption—all of which creates opportunity for Emerging

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

Market equity investors. Attractive valuations and strong growth represent a rare combination, and we think that bodes well for emerging markets going forward.

As for the past year, the fund managed to outperform its benchmark by 2.02%, with a total return of 13.72% compared to 11.70% for the MSCI Emerging Markets Index. The fund’s outperformance relative to its benchmark over this period was principally a result of positive selection effects, with stock picks within Taiwan, Saudi Arabia, and India, as well as within the Information Technology sector and among Communication Services, yielding the best performance. Selections were weakest among Energy stocks, and within South Africa and South Korea, where fundamental stock picking has been particularly challenging throughout 2023. Allocation effects were once again a positive in 2023, with an overweight to Energy—a sector which benefited from rising oil prices over the last year—and underweight to Consumer Discretionary providing the biggest boost to relative performance. At the factor level, the portfolio’s tilt toward stocks with positive sentiment was by far the biggest winner, while stocks featuring lower levels of risk and those with strong firm fundamentals showed weak performance in the past year and recently.

In October 2023, the fund made a shift in its strategy, transitioning from a Global Emerging Markets universe to an approach focusing exclusive on Emerging Markets ex-China. This shift reflects a recognition of China’s evolution over the last two decades, as its economy has risen to become the second largest in the world, and its equity market grew to nearly 30% of overall market cap in the MSCI Emerging Markets Index. Considering the sheer size of China’s market, along with unique features of the market—including state ownership, highly segmented share classes, unique accounting rules, and an idiosyncratic regulatory framework—we are among many who feel that Chinese stocks have become their own asset class, in the same we often think of the U.S. relative to developed ex-U.S. stocks. In addition to this economic rationale for separating China from the rest of emerging markets, there is an equally strong case to be made from a portfolio construction perspective. Specifically, we have observed a trend on the part of asset owners and other allocators toward wanting more flexibility in terms of how they treat allocations to China. This strategy change makes that possible.

Looking ahead, we expect Emerging Markets ex-China stocks will continue to represent an important source of growth and diversification for global investors. We further believe 2023’s market turbulence, while frustrating in the short run, create mispricings that ultimately reward investors in high-quality firms whose valuations are misunderstood by domestic retail traders and foreign fund managers who lack local knowledge. We thank you for your allocation to the Fund and look forward to continuing as your trusted partner in emerging markets equity investing.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

Sincerely,

Jason Hsu, PhD Chairman & CIO Rayliant Global Advisors	Phillip Wool, PhD Managing Director Head of Investment Solutions Rayliant Global Advisors

Mark Schlarbaum

Managing Director

Head of Trading & Capital Markets

Rayliant Global Advisors

Definition of the Comparative Index

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Market countries. With 1,387 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging Market countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Comparison of Change in the Value of a $10,000 Investment in the Rayliant Quantamental Emerging Market Equity ETF versus the MSCI Emerging Markets Index (Net) (USD).

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2023
	One Year Return	Annualized to Inception Date*
Rayliant Quantamental Emerging Market Equity ETF	13.72%	-5.79%
MSCI Emerging Markets Index (Net) (USD)	11.70%	-10.07%

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

* The Rayliant Quantamental Emerging Market Equity ETF commenced operations on December 15, 2021.

Fee waivers were in effect during the period; if they had not been in effect, performance would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

See definition of comparative index on page 7.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

Letter to Shareholders

Dear Shareholders,

We are pleased to provide the second annual report for the Rayliant Quantitative Developed Equity Fund, covering the period October 1, 2022 to September 30, 2023.

In 2023, developed markets were something of a mixed bag. The United States, for example, demonstrated remarkable resilience, despite grappling with high inflation and stringent monetary policy throughout 2023. The labor market remained tight, characterized by consistent job additions, and consumer spending was remarkably robust, given the Fed’s campaign of aggressive rate hikes. Generally, investors’ attention was on promising signs of disinflation, as the trajectory of the CPI’s return to the Fed's 2% target is understood to determine the course and timing of future policy adjustments—including eventual easing. Going into the end of this year, consensus forecasts reflect the positive data so far in 2023, with expectations for roughly 100 bps in cuts by the end of 2024.

By contrast, the Eurozone has faced a more challenging landscape. While inflation seems to have peaked, the absence of substantial fiscal stimulus, compounded by Ukraine-induced energy price shocks and ECB rate hikes, placed the region on the verge of recession. Indeed, at the time of writing, pundits put the oddes of a downturn at 50%, exacerbated by the swift transmission of rising interest rates, particularly impacting areas like Germany's energy-intensive industries. Efforts to diversify energy sources and enhance competitiveness aim to alleviate these challenges, though concerns linger over consumer confidence, income disparities compared to the U.S., and the potential rise of political extremism amid economic stagnation and ongoing immigration issues.

Japan, meanwhile, has grappled with recalibrating its monetary policy, long among the easiest in the world, gradually moving away from so-called ‘yield curve control’ protocols and contemplating an end to its negative interest rate policy. Positive indicators in wage growth and a tight labor market signify progress in generating inflation—quite different from the objectives of Western developed economies—yet demographic hurdles persist. Despite initiatives to bolster female workforce participation and augment immigration, Japan faces a shrinking GDP due to an aging population, necessitating sustained policy adaptations to address such fundamental challenges.

As we approach the end of 2023, the developed market environment has been marked by a notable shift in equity performance, especially during the last quarter. After a strong start to the year, major indices reversed course, succumbing to a sharp ‘risk-off’ in the face of surging Treasury yields. The United States observed a downturn of -3.3% in the third quarter, though that drop was less severe than in other developed markets, partly due to the strengthening of the dollar driven by a more aggressive stance on interest

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

rates by the Federal Reserve. Amidst increasing risk aversion, there was a pivot from growth to value, with the energy sector emerging as a standout performer, capitalizing on a surge in oil prices. Sectors sensitive to interest rates, such as real estate, utilities, and technology, encountered notable losses during this time. The impressive performance of the "Magnificent 7" stocks, which had been instrumental in driving the S&P 500's earlier strong returns, faltered collectively, ending the quarter down -1.3%.

Over the last year, the Fund realized a sizable gain of 16.44%, though that lagged MSCI World Index performance of 21.95%, resulting in an underperformance of -5.51% for the year. The fund’s underperformance relative to its benchmark in the first quarter was primarily a result of weak stock selection, with negative selection effects most pronounced within the Information Technology, Health Care, and Industrial sectors, and among U.S. stocks; selection effects within the Financials and Utilities sectors added the most alpha for the year. Allocation effects were slightly positive for the year, with overweights to Information Technology and Consumer Discretionary sector somewhat offsetting by an overweight position in Health Care stocks; region allocation effects were slightly positive for the year, overall. At the factor level, value and quality-oriented signals were the greatest contributors to alpha, while tilts toward stocks with positive sentiment, and lower levels of risk were the largest detractors for the past year.

Looking ahead, we expect positions established during 2023 dislocations to outperform as markets have time to process rising rates and the central banks’ effort to combat inflation and engineer a soft landing. Only time will tell whether the Fed will manage to avoid a downturn, though in the meantime, we believe 2023’s market turbulence will create mispricings that ultimately reward investors who continue to apply a disciplined, scientific approach to stock selection within the developed market space. We thank you for your allocation to the Fund, and we look forward to continuing as your trusted partner in developed equity investing.

Sincerely,

Jason Hsu, PhD Chairman & CIO Rayliant Global Advisors	Phillip Wool, PhD Managing Director Head of Investment Solutions Rayliant Global Advisors

Mark Schlarbaum

Managing Director

Head of Trading & Capital Markets

Rayliant Global Advisors

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

Definition of the Comparative Index

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

Comparison of Change in the Value of a $10,000 Investment in the Rayliant Quantitative Developed Market Equity versus the MSCI World Index (Net) (USD).

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2023
	One Year Return	Annualized to Inception Date*
Rayliant Quantitative Developed Market Equity	16.44%	-2.86%
MSCI World Index (Net) (USD)	21.95%	-4.20%

* The Rayliant Quantitative Developed Market Equity commenced operations on December 15, 2021.

Fee waivers were in effect during the period; if they had not been in effect, performance would have been lower.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023 (UNAUDITED)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 12.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2023

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%
	Shares	Value
CHINA — 99.6%
Communication Services — 2.0%
Focus Media Information Technology, Cl A	1,682,772	$1,651,418
		1,651,418
Consumer Discretionary — 7.2%
Beijing Roborock Technology, Cl A	5,600	227,021
BYD, Cl A	29,571	960,705
Fuyao Glass Industry Group, Cl A	24,700	125,165
Gree Electric Appliances of Zhuhai, Cl A	76,200	379,653
Hisense Home Appliances Group, Cl A	361,000	1,165,883
Huayu Automotive Systems, Cl A	212,700	547,971
Midea Group, Cl A	289,640	2,205,569
Oppein Home Group, Cl A	16,000	210,581
		5,822,548
Consumer Staples — 16.5%
Anhui Gujing Distillery, Cl A	32,900	1,227,358
Eastroc Beverage Group, Cl A	6,600	165,658
Jiangsu King's Luck Brewery JSC, Cl A	185,185	1,491,240
Kweichow Moutai, Cl A	21,372	5,275,862
Luzhou Laojiao, Cl A	37,800	1,124,026
Muyuan Foods, Cl A	45,400	236,106
Proya Cosmetics, Cl A	48,600	677,728
Shanxi Xinghuacun Fen Wine Factory, Cl A	69,669	2,290,186
Tsingtao Brewery, Cl A	36,900	442,957

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
CHINA (continued)
Consumer Staples (continued)
Wuliangye Yibin, Cl A	31,800	$681,327
		13,612,448
Energy — 1.1%
Offshore Oil Engineering, Cl A	1,029,710	915,832
		915,832
Financials — 18.9%
Bank of Beijing, Cl A	798,100	507,182
Bank of Chengdu, Cl A	236,000	445,714
Bank of Hangzhou, Cl A	155,500	238,188
Bank of Jiangsu, Cl A	1,245,730	1,227,649
Bank of Ningbo, Cl A	101,100	372,859
Bank of Suzhou, Cl A	346,900	328,057
China CITIC Bank, Cl A	241,100	189,286
China Merchants Bank, Cl A	884,198	4,001,236
China Pacific Insurance Group, Cl A	313,915	1,231,833
Chongqing Rural Commercial Bank, Cl A	296,900	163,003
Huaxia Bank, Cl A	417,900	328,091
Jiangsu Changshu Rural Commercial Bank, Cl A	172,300	173,110
New China Life Insurance, Cl A	318,200	1,608,524
People's Insurance Group of China, Cl A	495,889	401,571
Ping An Bank, Cl A	330,400	507,907
Ping An Insurance Group of China, Cl A	497,500	3,298,116
Postal Savings Bank of China, Cl A	666,400	454,587
		15,476,913
Health Care — 7.8%
APT Medical, Cl A	10,940	574,858
Guangxi LiuYao Group, Cl A	124,102	367,583
Hubei Jumpcan Pharmaceutical, Cl A	177,800	667,200
Imeik Technology Development, Cl A	16,200	867,773
Jiangsu Hengrui Pharmaceuticals, Cl A	180,080	1,110,770
Shanghai MicroPort Endovascular MedTech Group, Cl A	23,000	585,216
Shenzhen Mindray Bio-Medical Electronics, Cl A	39,956	1,479,673
Sunflower Pharmaceutical Group, Cl A	141,263	484,530
WuXi AppTec, Cl A	30,900	365,503
		6,503,106
Industrials — 21.9%
Beijing New Building Materials, Cl A	200,700	827,785
Beijing-Shanghai High Speed Railway, Cl A	1,653,900	1,164,534
China Railway Group, Cl A	901,500	843,871
Contemporary Amperex Technology, Cl A	122,885	3,424,397
Gongniu Group, Cl A	61,932	881,664

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
CHINA (continued)
Industrials (continued)
Metallurgical Corp of China, Cl A	2,052,300	$1,033,791
Monalisa Group, Cl A	127,774	294,455
Ningbo Deye Technology, Cl A	76,799	816,290
Sany Heavy Industry, Cl A	184,700	402,825
SF Holding, Cl A	80,900	453,038
Shanghai M&G Stationery, Cl A	87,200	436,853
Shanghai Pudong Construction, Cl A	1,066,200	1,017,066
Shenzhen Inovance Technology, Cl A	58,000	529,310
Sichuan Road and Bridge Group, Cl A	756,860	900,659
Spring Airlines, Cl A *	175,500	1,317,861
Sungrow Power Supply, Cl A	66,500	816,994
Sunwoda Electronic, Cl A	96,200	223,145
Weichai Power, Cl A	886,300	1,524,255
Yutong Bus, Cl A	579,045	1,051,472
		17,960,265
Information Technology — 16.5%
Advanced Micro-Fabrication Equipment China, Cl A	70,307	1,452,797
Anker Innovations Technology, Cl A	35,900	461,996
Foxconn Industrial Internet, Cl A	145,100	392,337
JA Solar Technology, Cl A	151,160	530,717
Jiangsu Pacific Quartz, Cl A	123,715	1,811,300
LONGi Green Energy Technology, Cl A *	405,500	1,518,312
Luxshare Precision Industry, Cl A	170,900	699,480
NAURA Technology Group, Cl A	23,500	778,307
Newland Digital Technology, Cl A	202,500	529,475
Qi An Xin Technology Group, Cl A *	107,600	759,990
Shanghai Aiko Solar Energy, Cl A	83,420	255,444
Shenzhen Transsion Holdings, Cl A	100,826	2,016,866
TCL Technology Group, Cl A *	755,000	422,798
Zhejiang Dahua Technology, Cl A	230,300	703,947
Zhejiang Jingsheng Mechanical & Electrical, Cl A	202,099	1,323,425
		13,657,191
Materials — 5.8%
Anhui Huaheng Biotechnology, Cl A	51,600	723,176
Jiangsu Changbao Steeltube, Cl A	1,194,200	1,086,717
Jiangxi Copper, Cl A	144,030	380,746
Nanjing Cosmos Chemical, Cl A	57,900	548,344
Ningbo Boway Alloy Material, Cl A	202,000	420,039
Wanhua Chemical Group, Cl A	60,500	733,399

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
CHINA (continued)
Materials (continued)
Zijin Mining Group, Cl A	514,900	$857,254
		4,749,675
Real Estate — 0.3%
Poly Developments and Holdings Group, Cl A	142,800	249,703
		249,703
Utilities — 1.6%
China Yangtze Power, Cl A	322,500	984,442
GD Power Development, Cl A	622,600	314,472
		1,298,914
TOTAL COMMON STOCK
(Cost $86,542,624)		81,898,013

TOTAL INVESTMENTS— 99.6%
(Cost $86,542,624)		$81,898,013

Percentages are based on Net Assets of $82,204,658.
*	Non-income producing security.

Cl — Class
JSC — Joint Stock Company

As of September 30, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.8%
	Shares	Value
BRAZIL — 0.6%
TIM	70,800	$211,472

CHINA — 39.0%
3SBio	241,000	201,555
Akeso *	105,000	482,645
Alibaba Group Holding *	154,700	1,690,829
Anker Innovations Technology, Cl A	5,300	68,206
BYD, Cl A	11,100	360,618
BYD Electronic International	51,500	234,753
China CITIC Bank, Cl H	365,000	169,641
China Communications Services, Cl H	678,000	284,814
China Overseas Property Holdings	115,000	129,803
CITIC	202,000	185,703
East Buy Holding *	17,500	82,564
Haidilao International Holding	65,000	174,288
Jiangsu Pacific Quartz, Cl A	5,700	83,453
Jiangxi Copper, Cl H	43,000	67,422
Kingsoft	20,000	72,524
Li Auto, Cl A *	53,300	941,207
Meituan, Cl B *	28,900	422,881
Newland Digital Technology, Cl A	503,267	1,315,889
Nongfu Spring, Cl H	135,200	776,828
People's Insurance Group of China, Cl H	349,000	125,218
PetroChina, Cl H	912,000	687,041
PICC Property & Casualty, Cl H	796,000	1,022,461
Sany Heavy Equipment International Holdings	276,000	436,280
Shenzhen Transsion Holdings, Cl A	12,868	257,404
Sinopharm Group, Cl H	295,600	856,773
Sinotruk Hong Kong	191,000	367,765

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
CHINA (continued)
Tencent Holdings	37,800	$1,477,857
Tongcheng Travel Holdings *	42,400	93,117
TravelSky Technology, Cl H	160,000	277,431
Vipshop Holdings ADR *	15,017	240,422
Yunnan Copper, Cl A	42,000	67,850
Yutong Bus, Cl A	352,800	640,640
Zhejiang Cfmoto Power, Cl A	3,200	61,578
ZTE, Cl H	33,000	99,651
		14,457,111

CZECH REPUBLIC — 0.2%
Komercni Banka	2,013	58,804

GREECE — 0.9%
JUMBO *	4,217	116,084
Mytilineos	6,129	226,339
		342,423

HUNGARY — 1.6%
OTP Bank Nyrt	16,478	597,522

INDIA — 11.8%
Bharat Petroleum	31,050	129,597
Colgate-Palmolive India	4,463	107,787
Dr Reddy's Laboratories	2,853	191,949
HDFC Bank	15,598	286,692
Hindustan Aeronautics	26,010	603,931
ICICI Bank	46,060	527,985
Indian Oil	255,833	280,198
Polycab India	1,575	101,339
Procter & Gamble Hygiene & Health Care	932	201,487
Reliance Industries	12,971	366,288
Tata Consultancy Services	8,299	352,642
Union Bank of India	232,683	297,854
Zydus Lifesciences	123,749	916,480
		4,364,229

MEXICO — 5.2%
Alsea *	51,500	188,474
Fomento Economico Mexicano	12,400	135,556
Grupo Aeroportuario del Centro Norte, Cl B	39,200	427,335
Grupo Comercial Chedraui	153,300	899,943
Kimberly-Clark de Mexico, Cl A	130,800	261,171
		1,912,479

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
POLAND — 0.6%
Budimex	624	$62,114
Powszechny Zaklad Ubezpieczen	19,012	180,187
		242,301

QATAR — 0.5%
Dukhan Bank	187,984	205,027

RUSSIA — 0.0%
Gazprom Neft PJSC (A)	111,970	–
Novolipetsk Steel PJSC *(A)	98,630	–
PhosAgro PJSC GDR *(A)	22,934	–
Severstal PAO *(A)	11,625	–
SAUDI ARABIA — 3.0%
Abdullah Al Othaim Markets	144,867	523,776
Elm	2,303	478,967
Seera Group Holding *	14,787	99,948
		1,102,691

SOUTH AFRICA — 0.9%
Woolworths Holdings	90,367	325,360
SOUTH KOREA — 17.0%
BGF retail	1,705	178,157
DB Insurance	7,170	475,024
Doosan Bobcat	13,943	526,970
Hankook Tire & Technology	6,961	204,280
Hanwha Aerospace	687	53,253
HD Korea Shipbuilding & Offshore Engineering *	2,383	196,023
Hyundai Glovis	1,575	215,229
Hyundai Mobis	2,472	440,578
Hyundai Motor	2,148	304,197
Industrial Bank of Korea	11,015	91,506
JYP Entertainment	1,127	93,791
Kia	13,801	832,519
KT	8,232	202,231
LG	3,551	220,523
LG Electronics	3,134	234,342
LG Uplus	26,012	199,707
Meritz Financial Group	2,342	95,804
NH Investment & Securities	9,750	73,844
Samsung C&T	2,845	226,858
Samsung Electronics	19,221	974,297
Samsung Engineering *	6,271	140,579

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
SOUTH KOREA (continued)
Samsung Fire & Marine Insurance	610	$117,760
Samsung Heavy Industries *	34,489	200,381
		6,297,853

TAIWAN — 15.2%
Accton Technology	13,000	198,541
Chicony Electronics	219,000	783,585
Delta Electronics	20,000	201,050
Hon Hai Precision Industry	129,000	415,607
Lite-On Technology	56,000	210,777
Makalot Industrial	70,000	728,613
Radiant Opto-Electronics	22,000	83,828
Sinbon Electronics	44,000	440,947
Taiwan Semiconductor Manufacturing	140,000	2,268,242
Wiwynn	7,000	324,190
		5,655,380

TURKEY — 1.5%
Ford Otomotiv Sanayi	9,762	300,889
Tofas Turk Otomobil Fabrikasi	24,302	261,946
		562,835

UNITED ARAB EMIRATES — 1.8%
Air Arabia PJSC	490,860	375,524
Americana Restaurants International	147,936	165,132
Emirates NBD Bank PJSC	27,745	134,455
		675,111

TOTAL COMMON STOCK
(Cost $37,939,666)		37,010,598

PREFERRED STOCK — 0.2%

BRAZIL — 0.2%
Itausa (B)	35,200	63,576

TOTAL PREFERRED STOCK
(Cost $63,524)		63,576

TOTAL INVESTMENTS— 100.0%
(Cost $38,003,190)		$37,074,174

Percentages are based on Net Assets of $37,075,527.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023

(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
PJSC — Public Joint Stock Company

The following is a summary of the inputs used as of September 30, 2023 when valuing the Fund's investments:
Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Brazil	$211,472	$—	$—		$211,472
China	14,457,111	—	—		14,457,111
Czech Republic	58,804	—	—		58,804
Greece	342,423	—	—		342,423
Hungary	597,522	—	—		597,522
India	4,364,229	—	—		4,364,229
Mexico	1,912,479	—	—		1,912,479
Poland	242,301	—	—		242,301
Qatar	205,027	—	—		205,027
Russia‡	—	—	—	^	—
Saudi Arabia	1,102,691	—	—		1,102,691
South Africa	325,360	—	—		325,360
South Korea	6,297,853	—	—		6,297,853
Taiwan	5,655,380	—	—		5,655,380
Turkey	562,835	—	—		562,835
United Arab Emirates	675,111	—	—		675,111
Total Common Stock	37,010,598	—	—		37,010,598
Preferred Stock
Brazil	63,576	—	—		63,576
Total Preferred Stock	63,576	—	—		63,576
Total Investments in Securities	$37,074,174	$—	$—		$37,074,174

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

‡ For the year ended September 30, 2023, there were no transfers into/out of Level 3. As of September 30, 2023, the unrealized appreciation/(depreciation) on these investments was $(1,352,976). These securities were impacted by the invasion of Ukraine and sanctions on market conditions in Russia. From the start of the conflict in Ukraine until September 30, 2023, Russian-held investments were deemed to be worthless due to sanctions and inaccessibility of the market.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF SEPTEMBER 30, 2023

^ Includes Securities in which the fair value is $0 or has been rounded to $0.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.4%
	Shares	Value
AUSTRALIA — 1.5%
Data#3	35,917	$164,120
Helia Group	63,692	143,462
Neuren Pharmaceuticals *	35,196	251,233
Pilbara Minerals	32,164	89,262
Rio Tinto	3,157	231,361
		879,438

AUSTRIA — 0.6%
Strabag	8,283	327,984

BERMUDA — 2.2%
Cool	22,558	309,300
SiriusPoint *	95,960	975,913
		1,285,213

BRAZIL — 1.2%
MercadoLibre *	525	665,637

CANADA — 1.7%
Constellation Software	200	414,803
Fairfax Financial Holdings	300	246,029
Shawcor *	25,600	300,876
		961,708

DENMARK — 0.7%
Danske Bank	8,084	188,637
Novo Nordisk, Cl B	1,114	101,843
Pandora	1,003	104,185
		394,665

FINLAND — 1.9%
Kemira	15,122	235,993

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
FINLAND (continued)
Kempower *	17,029	$875,871
		1,111,864

FRANCE — 1.8%
ESI Group *	2,830	453,934
Orange	24,503	281,736
Verallia	7,214	284,738
		1,020,408

GEORGIA — 2.2%
Bank of Georgia Group	12,300	553,973
TBC Bank Group	19,122	696,682
		1,250,655

GERMANY — 2.4%
Atoss Software	4,874	1,011,428
Bayerische Motoren Werke	3,491	356,230
		1,367,658

ISRAEL — 0.2%
Check Point Software Technologies *	1,053	140,344

ITALY — 0.3%
Ferrari	594	175,551

JAPAN — 4.0%
Chubu Electric Power	8,317	106,286
Kansai Electric Power	8,800	122,513
Macnica Holdings	5,900	277,949
Nintendo	11,600	484,289
Shionogi	2,500	112,012
Toyoda Gosei	54,400	1,170,935
		2,273,984

NETHERLANDS — 3.0%
Koninklijke Ahold Delhaize	11,772	355,462
Shell	43,226	1,396,078
		1,751,540

NEW ZEALAND — 1.0%
Air New Zealand	1,011,755	443,776
Xero *	1,678	121,760
		565,536

NORWAY — 1.3%
Kitron	177,627	591,765

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
NORWAY (continued)
MPC Container Ships	95,857	$157,061
		748,826

SINGAPORE — 0.5%
BW LPG	17,037	215,667
Singapore Airlines	17,900	84,720
		300,387

SWEDEN — 4.3%
Betsson, Cl B	162,007	1,792,423
Camurus *	16,955	485,044
Paradox Interactive	9,305	196,648
		2,474,115

SWITZERLAND — 0.9%
Ypsomed Holding	1,701	501,114

UNITED KINGDOM — 2.5%
4imprint Group	7,947	509,237
Centrica	69,971	131,906
Domino's Pizza Group	119,353	548,327
Rolls-Royce Holdings *	97,696	263,408
		1,452,878

UNITED STATES — 65.2%
A O Smith	1,542	101,973
AbbVie	10,086	1,503,419
Altria Group	20,266	852,185
A-Mark Precious Metals	2,879	84,441
Amazon.com *	1,066	135,510
Aon, Cl A	2,420	784,612
Apple	17,531	3,001,483
Arista Networks *	1,554	285,827
Atlassian, Cl A *	1,046	210,779
Autodesk *	2,394	495,343
Booking Holdings *	422	1,301,427
Booz Allen Hamilton Holding, Cl A	1,532	167,402
Broadcom	965	801,510
Bunge	1,752	189,654
Cardinal Health	2,912	252,820
Cencora, Cl A	1,962	353,101
Centene *	2,997	206,433
Chipotle Mexican Grill, Cl A *	229	419,489
Chubb	3,183	662,637
Church & Dwight	2,300	210,749

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
UNITED STATES (continued)
Cisco Systems	19,841	$1,066,652
Clorox	1,400	183,484
Corcept Therapeutics *	6,995	190,579
Cricut, Cl A *	26,569	246,826
eBay	3,309	145,894
Electronic Arts	2,916	351,086
Eli Lilly	2,976	1,598,499
Etsy *	1,442	93,124
Extreme Networks *	41,345	1,000,962
Fair Isaac *	288	250,137
Fortinet *	7,385	433,352
Frontdoor *	16,703	510,945
Gilead Sciences	14,810	1,109,861
Goldman Sachs Group	934	302,214
HCA Healthcare	2,375	584,203
Hubbell, Cl B	486	152,317
Humana	1,454	707,400
Incyte *	2,262	130,676
J M Smucker	1,154	141,838
John B Sanfilippo & Son	9,500	938,600
Kimberly-Clark	4,108	496,452
Kroger	7,910	353,973
Lamb Weston Holdings	1,670	154,408
LPL Financial Holdings	558	132,609
Manhattan Associates *	702	138,757
Markel Group *	152	223,819
MarketAxess Holdings	405	86,524
Mastercard, Cl A	1,297	513,495
McKesson	1,388	603,572
Meta Platforms, Cl A *	3,422	1,027,319
Microsoft	3,662	1,156,277
Molson Coors Beverage, Cl B	2,157	137,164
Mondelez International, Cl A	1,632	113,261
NetApp	2,333	177,028
Netflix *	246	92,890
NVIDIA	5,101	2,218,884
O'Reilly Automotive *	696	632,566
Otis Worldwide	5,103	409,822
PACCAR	6,210	527,974
Palo Alto Networks *	2,620	614,233
Powell Industries	5,506	456,447
PulteGroup	2,714	200,972

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023

SCHEDULE OF INVESTMENTS
COMMON STOCK (continued)
	Shares	Value
UNITED STATES (continued)
Royal Caribbean Cruises *	2,651	$244,263
St. Joe	7,334	398,456
Starbucks	1,129	103,044
Stellantis	15,765	303,947
Titan Cement International	20,405	372,017
UnitedHealth Group	1,215	612,591
VeriSign *	1,057	214,074
Verisk Analytics, Cl A	1,634	386,016
Vertex Pharmaceuticals *	795	276,453
VMware, Cl A *	2,644	440,173
Walgreens Boots Alliance	8,652	192,420
Walmart	1,136	181,680
Weatherford International *	2,955	266,925
Winmark	411	153,356
WW Grainger	527	364,600
Yum! Brands	1,733	216,521
		37,354,425

TOTAL COMMON STOCK
(Cost $55,588,659)		57,003,930

RIGHT — 0.0%
	Number of Rights	Value
CANADA — 0.0%
Constellation Software, Expires 10/02/2023 *	200	–
TOTAL RIGHT
(Cost $–)		–

WARRANT — 0.0%
	Number of Warrants
CANADA — 0.0%
Constellation Software, Expires 08/22/2028 *	200	–
TOTAL WARRANT
(Cost $—)		–
TOTAL INVESTMENTS— 99.4%
(Cost $55,588,659)		$57,003,930

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023

Percentages are based on Net Assets of $57,329,572.
*	Non-income producing security.

Cl — Class

The following is a summary of the inputs used as of September 30, 2023 when valuing the Fund's investments:
Investments in Securities	Level 1		Level 2		Level 3	Total
Common Stock
Australia	$879,438		$—		$—	$879,438
Austria	327,984		—		—	327,984
Bermuda	1,285,213		—		—	1,285,213
Brazil	665,637		—		—	665,637
Canada	961,708		—		—	961,708
Denmark	394,665		—		—	394,665
Finland	1,111,864		—		—	1,111,864
France	1,020,408		—		—	1,020,408
Georgia	1,250,655		—		—	1,250,655
Germany	1,367,658		—		—	1,367,658
Israel	140,344		—		—	140,344
Italy	175,551		—		—	175,551
Japan	2,273,984		—		—	2,273,984
Netherlands	1,751,540		—		—	1,751,540
New Zealand	565,536		—		—	565,536
Norway	748,826		—		—	748,826
Singapore	300,387		—		—	300,387
Sweden	2,474,115		—		—	2,474,115
Switzerland	501,114		—		—	501,114
United Kingdom	1,452,878		—		—	1,452,878
United States	37,354,425		—		—	37,354,425
Total Common Stock	57,003,930		—		—	57,003,930
Right
Canada	—	^	—		—	—
Total Right	—		—		—	—
Warrant
Canada	—		—	^	—	—
Total Warrant	—		—		—	—
Total Investments in Securities	$57,003,930		$—		$—	$57,003,930

^ Includes Securities in which the fair value is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF SEPTEMBER 30, 2023

Amounts designated as “ —” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	Rayliant Quantitative Developed Market Equity ETF
Assets:
Investments, at Value (Cost $86,542,624, $38,003,190 and $55,588,659)	$81,898,013	$37,074,174	$57,003,930
Foreign Currency, at Value (Cost $4,216, $14,097 and $14,409)	4,230	14,002	14,759
Cash	286,625	25,482	222,752
Receivable for Capital Shares Sold	69,355	–	–
Receivable from Investment Adviser	10,674	13,423	10,366
Dividend and Interest Receivable	–	58,238	94,165
Reclaim Receivable	–	2,193	38,186
Total Assets	82,268,897	37,187,512	57,384,158
Liabilities:
Audit Fees Payable	26,755	26,755	26,755
Custody Fees Payable	11,424	12,987	7,089
Payable to Administrator	10,274	9,041	9,041
Printing Fees Payable	8,111	3,713	5,812
Chief Compliance Officer Fees Payable	1,328	608	951
Payable to Trustees	212	97	152
Payable for Foreign Capital Gains Tax	–	53,299	–
Unrealized Loss on Foreign Currency Spot Contracts	–	–	115
Other Accrued Expenses and Other Payables	6,135	5,485	4,671
Total Liabilities	64,239	111,985	54,586
Commitments and Contingencies †
Net Assets	$82,204,658	$37,075,527	$57,329,572
Net Assets Consist of:
Paid-in Capital	$125,793,264	$42,724,375	$63,740,456
Total Accumulated Losses	(43,588,606)	(5,648,848)	(6,410,884)
Net Assets	$82,204,658	$37,075,527	$57,329,572
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	5,700,000	1,750,000	2,450,000
Net Asset Value, Offering and Redemption Price Per Share	$14.42	$21.19	$23.40

† See Note 5 in the Notes to the Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs FOR THE YEAR ENDED SEPTEMBER 30, 2023

Statements of Operations

	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	Rayliant Quantitative Developed Market Equity ETF

Investment Income:
Dividends	$2,583,202	$979,513	$1,243,161
Less: Foreign Taxes Withheld	(252,958)	(136,708)	(66,976)
Total Investment Income	2,330,244	842,805	1,176,185
Expenses:
Investment Advisory Fees (Note 5)	566,156	153,346	366,581
Administration Fees (Note 4)	122,646	108,800	108,800
Trustees' Fees	20,873	4,415	12,051
Chief Compliance Officer Fees (Note 3)	6,314	2,445	3,351
Custodian Fees	91,068	112,479	76,571
Legal Fees	73,841	534	27,820
Printing Fees	39,129	9,893	15,977
Audit Fees	27,440	27,440	27,440
Registration and Filing Fees	14,966	12,917	10,145
Insurance Fees	12,992	3,781	6,797
Pricing Fees	3,728	3,325	3,048
Total Expenses	979,153	439,375	658,581
Less:
Waiver of Investment Advisory Fees	(224,093)	(153,346)	(207,405)
Waiver - Reimbursement from Adviser	–	(83,515)	–
Net Expenses	755,060	202,514	451,176
Net Investment Income	1,575,184	640,291	725,009
Net Realized Gain (Loss) on:
Investments	(27,791,968)	(332,435)	568,236
Capital Gains Tax	–	(166,618)	–
Foreign Currency Transactions	(58,351)	18,350	(61,087)
Net Realized Gain/(Loss)	(27,850,319)	(480,703)	507,149
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	8,272,929	1,806,347	6,993,019
Capital Gains Tax	–	(7,965)	–
Foreign Currency Translation	(39)	15	2,942
Net Change in Unrealized Appreciation	8,272,890	1,798,397	6,995,961
Net Realized and Unrealized Gain/(Loss)	(19,577,429)	1,317,694	7,503,110
Net Increase/Decrease in Net Assets Resulting from Operations	$(18,002,245)	$1,957,985	$8,228,119

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net Investment Income	$1,575,184	$1,709,817
Net Realized Loss	(27,850,319)	(10,638,778)
Net Change in Unrealized Appreciation (Depreciation)	8,272,890	(11,403,391)
Net Decrease in Net Assets Resulting From Operations	(18,002,245)	(20,332,352)
Distributions	(1,556,945)	(357,445)
Capital Share Transactions:
Issued	8,695,077	86,856,354
Redeemed	(7,070,729)	(5,881,465)
Net Increase in Net Assets From Capital Share Transactions	1,624,348	80,974,889
Total Increase (Decrease) in Net Assets	(17,934,842)	60,285,092
Net Assets:
Beginning of Year	100,139,500	39,854,408
End of Year	$82,204,658	$100,139,500
Shares Transactions:
Issued	475,000	4,300,000
Redeemed	(400,000)	(275,000)
Net Increase in Shares Outstanding From Share Transactions	75,000	4,025,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Period Ended September 30, 2022*
Operations:
Net Investment Income	$640,291	$1,024,180
Net Realized Loss	(480,703)	(4,821,275)
Net Change in Unrealized Appreciation (Depreciation)	1,798,397	(2,780,988)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,957,985	(6,578,083)
Distributions	(1,018,970)	(9,780)
Capital Share Transactions:
Issued	17,440,971	33,933,341
Redeemed	–	(8,649,937)
Net Increase in Net Assets From Capital Share Transactions	17,440,971	25,283,404
Total Increase in Net Assets	18,379,986	18,695,541
Net Assets:
Beginning of Year/Period	18,695,541	–
End of Year/Period	$37,075,527	$18,695,541
Shares Transactions:
Issued	800,000	1,350,000
Redeemed	–	(400,000)
Net Increase in Shares Outstanding From Share Transactions	800,000	950,000

*Commenced operations on December 15, 2021.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Period Ended September 30, 2022*
Operations:
Net Investment Income	$725,009	$743,906
Net Realized Gain (Loss)	507,149	(8,786,173)
Net Change in Unrealized Appreciation (Depreciation)	6,995,961	(5,581,446)
Net Increase (Decrease) in Net Assets Resulting From Operations	8,228,119	(13,623,713)
Distributions	(761,063)	(12,688)
Capital Share Transactions:
Issued	570,202	96,498,794
Redeemed	(1,654,779)	(31,915,300)
Net Increase (Decrease) in Net Assets From Capital Share Transactions	(1,084,577)	64,583,494
Total Increase in Net Assets	6,382,479	50,947,093
Net Assets:
Beginning of Year/Period	50,947,093	–
End of Year/Period	$57,329,572	$50,947,093
Shares Transactions:
Issued	25,000	3,950,000
Redeemed	(75,000)	(1,450,000)
Net Increase (Decrease) in Shares Outstanding From Share Transactions	(50,000)	2,500,000

*Commenced operations on December 15, 2021.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL CHINA EQUITY ETF

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year/Period

	Year Ended September 30, 2023	Year Ended September 30, 2022	Period Ended September 30, 2021*
Net Asset Value, Beginning of Year	$17.80	$24.91	$25.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.28	0.52	0.39
Net Realized and Unrealized Loss	(3.38)	(7.42)	(0.48)
Total from Investment Operations	(3.10)	(6.90)	(0.09)
Dividends and Distributions:
Net Investment Income	(0.28)	(0.21)	—
Total Dividends and Distributions	(0.28)	(0.21)	—
Net Asset Value, End of Year	$14.42	$17.80	$24.91
Total Return‡	(17.64)%	(27.93)%	(0.36)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$82,205	$100,140	$39,854
Ratio of Expenses to Average Net Assets	0.80%	0.80%	0.80	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.04%	1.13%	2.43	%††
Ratio of Net Investment Loss to Average Net Assets	1.67%	2.45%	1.97	%††
Portfolio Turnover Rate	325%	255%	199	%§

*	Commenced operations on December 30, 2020.
†	Per share calculations were performed using average shares for the period.
††	Annualized.
‡

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

§	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTAMENTAL EMERGING MARKET EQUITY ETF

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

	Year Ended September 30, 2023	Period Ended September 30, 2022*
Net Asset Value, Beginning of Year	$19.68	$25.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.56	0.98
Net Realized and Unrealized Gain (Loss)	2.02	(6.20)
Total from Investment Operations	2.58	(5.22)
Dividends and Distributions:
Net Investment Income	(1.07)	(0.10)
Total Dividends and Distributions	(1.07)	(0.10)
Net Asset Value, End of Year	$21.19	$19.68
Total Return‡	13.72%	(20.97)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$37,076	$18,696
Ratio of Expenses to Average Net Assets	0.86%	0.80%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.86%	1.83%††
Ratio of Net Investment Loss to Average Net Assets	2.71%	5.53%††
Portfolio Turnover Rate	367%	295%§

*	Commenced operations on December 15, 2021.
†	Per share calculations were performed using average shares for the period.
††	Annualized.
‡

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

§	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT QUANTITATIVE DEVELOPED MARKET EQUITY ETF

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

	Year Ended September 30, 2023	Period Ended September 30, 2022*
Net Asset Value, Beginning of Year	$20.38	$25.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.29	0.21
Net Realized and Unrealized Gain (Loss)	3.04	(4.83)
Total from Investment Operations	3.33	(4.62)
Dividends and Distributions:
Net Investment Income	(0.31)	—	^
Total Dividends and Distributions	(0.31)	—
Net Asset Value, End of Year	$23.40	$20.38
Total Return‡	16.44%	(18.47)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$57,330	$50,947
Ratio of Expenses to Average Net Assets	0.80%	0.80	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.17%	1.05	%††
Ratio of Net Investment Loss to Average Net Assets	1.29%	1.17	%††
Portfolio Turnover Rate	286%	235	%§

*	Commenced operations on December 15, 2021.
†	Per share calculations were performed using average shares for the period.
††	Annualized.
‡

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.
§	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 66 funds. The financial statements herein are those of the Rayliant Quantamental China Equity ETF, the Rayliant Quantamental Emerging Market Equity ETF, and the Rayliant Quantitative Developed Market Equity ETF (the “Funds”). The investment objective of each of the Funds is to seek long-term capital appreciation. Each of the Funds is classified as a non-diversified investment company. Rayliant Asset Management serves as the investment adviser (the “Adviser”) to each of the Funds. The Adviser has registered with the National Futures Association as a “Commodity Pool Operator” under the Commodities Exchange Act with respect to each of the Funds. The Rayliant Quantamental China Equity ETF commenced operations on December 30, 2020; the Rayliant Quantamental Emerging Market Equity ETF and the Rayliant Quantitative Developed Market Equity ETF each commenced operations on December 15, 2021. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are each investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund's investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate its net asset value. The closing prices of such

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

securities may no longer reflect their market value at the time the Funds calculate its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

In accordance with U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).
Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986,

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis from settlement date. Certain dividends and expenses from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on basis of relative daily net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

Creation Units — The Funds issue and redeems Shares at Net Asset Value (“NAV”) and only in large blocks of Shares (each block of Shares for the Funds are a Creation Unit of 25,000, 50,000 and 25,000 Shares for Rayliant Quantamental China Equity ETF, Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF, respectively, or multiples thereof). Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of Funds may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

The following table discloses the value/cost of one creation unit, creation transaction fee and redemption transaction fee for each transaction in a Creation Unit as of September 30, 2023:

	Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
Rayliant Quantamental China Equity ETF	25,000	$1,000	$360,500	$1,000
Rayliant Quantamental Emerging Market Equity ETF	50,000	$2,500	$1,059,500	$2,500
Rayliant Quantitative Developed Market Equity ETF	25,000	$1,000	$585,000	$1,000

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian, and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2023, for the Rayliant Quantamental China Equity ETF, the Rayliant Quantamental Emerging Market Equity ETF and the Rayliant Quantitative Developed Market Equity ETF incurred $122,646, $108,800 and $108,800, respectively, for these services.

The Trust has adopted a Distribution Plan (the “Plan”) applicable to the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of each Fund as compensation for distribution and shareholder services. For the year ended September 30, 2023, the Funds did not incur any fees for these services.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for each of the Funds. The Custodian plays no role in determining the investment policies of any of the Funds or which securities are to be purchased or sold by the Funds.

Brown Brothers Harriman & Co. also serves as the transfer agent and dividend disbursing agent for each of the Funds under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advisory services to Rayliant Quantamental China Equity ETF, Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF at a fee calculated at an annual rate of 0.60%, 0.65% and 0.65%, respectively, of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and to reimburse expenses for each of the Funds to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses) from exceeding 0.80%, 0.88% and 0.80% of the Fund’s’ average daily net assets for Rayliant Quantamental China Equity ETF, Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF, respectively, until January 31, 2024 (the “Expense Limitation”). The Adviser may recover all or a portion of the Adviser’s fee reductions or expense reimbursements in regard to each of the Funds, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which the Adviser reduced the Adviser’s fee or reimbursed expenses if the Fund’s total annual funds operating expenses are below the Expense Limitation. This agreement may be terminated by the Trust for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2024. During the year ended September 30, 2023, the Funds did not recoup any previously waived fees.

As of September 30, 2023, the following amounts of waivers/reimbursements are subject to recoupment:

Period	Subject to Repayment until September 30:	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	Rayliant Quantitative Developed Market Equity ETF
2021	2024	$269,626	$–	$–
2022	2025	228,587	189,793	158,971
2023	2026	224,093	238,861	207,405
		$722,306	$428,654	$366,376

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

6. Investment Transactions:

For the year ended September 30, 2023, the Rayliant Quantamental China Equity ETF made purchases of $305,973,663 and sales of $304,584,480 in investment securities other than long-term U.S. Government and short-term securities.

For the year ended September 30, 2023, the Rayliant Quantamental Emerging Market Equity ETF made purchases of $104,970,373 and sales of $87,882,404 in investment securities other than long-term U.S. Government and short-term securities.

For the year ended September 30, 2023, the Rayliant Quantitative Developed Market Equity ETF made purchases of $161,776,461 and sales of $162,408,680 in investment securities other than long-term U.S. Government and short-term securities. The purchase and sales balances include the effect of securities received or delivered from processing in-kind creations of $535,300 and redemptions of $1,628,162 respectively, and have been properly excluded from the calculation of portfolio turnover within the Fund’s financial highlights. Realized gains on in-kind redemptions were $1,257.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. Book/tax differences may be temporary or permanent.

The permanent differences are primary attributed to different treatment for gains and losses on REIT adjustments, PFIC adjustments, India capital gains tax and foreign currency transactions.

At September 30, 2023, the fund reclassifed the following permanent amount between capital paid-in and distributable earnings (accumulated losses), the reclassification is primarily related to In-Kind Redemptions:

	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Rayliant Quantitative Developed Market Equity ETF	$3,934	$(3,934)

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

The tax character of dividends and distributions paid during the year ended September 30, 2023 are as follows:

	Ordinary Income	Total
Rayliant Quantamental China Equity ETF	$1,556,945	$1,556,945
Rayliant Quantamental Emerging Market Equity ETF	1,018,970	1,018,970
Rayliant Quantitative Developed Market Equity ETF	761,063	761,063

As of September 30, 2023, the components of Distributable Earnings on a tax basis for the Funds were as follows:

	Rayliant Quantamental China Equity ETF	Rayliant Quantamental Emerging Market Equity ETF	Rayliant Quantitative Developed Market Equity ETF
Undistributed Ordinary Income	$1,625,717	$594,868	$873,662
Capital Loss Carryforwards	(38,648,981)	(5,061,747)	(8,529,072)
Unrealized Appreciation (Depreciation)	(6,565,340)	(1,181,966)	1,244,527
Other Temporary Differences	(2)	(3)	(1)
Total Accumulated Losses	$(43,588,606)	$(5,648,848)	$(6,410,884)

The fund has capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Rayliant Quantamental China Equity ETF	$36,496,332	$2,152,649	$38,648,981
Rayliant Quantamental Emerging Market Equity ETF	5,061,747	—	5,061,747
Rayliant Quantitative Developed Market Equity ETF	8,529,072	—	8,529,072

During the year ended September 30, 2023, Rayliant Quantitative Developed Market Equity ETF utilized $390,930 in capital loss carryforwards to offset capital gains.

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For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales and PFIC MTM adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for investments held by the Fund at September 30, 2023 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Rayliant Quantamental China Equity ETF	$88,463,367	$1,168,371	$(7,733,711)	$(6,565,340)
Rayliant Quantamental Emerging Market Equity ETF	38,202,565	1,742,451	(2,871,118)	(1,128,667	)*
Rayliant Quantitative Developed Market Equity ETF	55,758,648	3,232,185	(1,987,658)	1,244,527

*The difference in unrealized depreciation is attributable to Foreign Capital Gains Tax Payable.

8. Concentration of Risks:

As with all ETFs, there is no guarantee that the Funds will achieve their investment objectives. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. Each Fund is subject to certain of the principal risks noted below. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Ricks”.

Risk of Investing in China - Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Rayliant Quantamental China Equity ETF invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect

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on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

Risk of Investing in Russia - Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine.

The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund's ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund's investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a Fund's performance and the value of an investment in a Fund beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Equity Market Risk - Because a Fund may invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. The market as a whole may not favor the types of investments a Fund makes. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short-term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in a Fund.

Stock Connect Investing Risk – The Rayliant Quantamental China Equity ETF purchases of China A Shares through Stock Connect involve ownership rights that are exercised differently than those involved in U.S. securities markets. When the Rayliant Quantamental China Equity ETF buys a Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock through Stock Connect, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock. The Fund as the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, the Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under Stock Connect, and such difficulty may expose the Fund to risk of loss.

Foreign Securities Risk - Investments in securities of foreign companies (including direct investments as well as investments through certain depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S.

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issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Foreign Currency Risk - As a result of a Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in a Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Large Capitalization Risk - If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Issuers Risk - Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller

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companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Emerging Markets Securities Risk - Investments in emerging markets securities, including those outside of China, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Depositary Receipts Risk - American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts (collectively, “Depositary Receipts”) are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of Depositary Receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. The values of Depositary Receipts may decline for a number of reasons relating to the issuers or sponsors of the Depositary Receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Management Risk - Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. In addition, the prices of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. Individual issuers may report poor results or be negatively affected by industry and/or economic trends and developments. A Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

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Quantitative Investing Risk - A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

ETF Risks - The Funds are ETFs and, as a result of this structure, they are exposed to the following risks:

Trading Risk - Although Fund shares are listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in a Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in a Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of a Fund’s shares will continue to be met or will remain unchanged.

Shares of a Fund may trade at, above or below their most recent NAV. The per share NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of a Fund’s holdings since the prior most recent calculation. The trading prices of a Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV, the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to a Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Where all or a portion of a Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Investors buying or selling shares of a Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of a Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in a Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Cash Transactions Risk - Like other ETFs, a Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, a Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in a Fund may be less tax-efficient than an investment in other ETFs as a Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, a Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk - Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or

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otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for shares of a Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in shares of a Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of a Fund’s shares and the value of its underlying securities.

Investments in Investment Companies Risk - A Fund may purchase shares of investment companies. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

ETFs - ETFs are pooled investment vehicles whose shares are listed and traded on U.S. and non-U.S. stock exchanges. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Portfolio Turnover Risk - Due to each Fund’s investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect a Fund’s performance.

Geographic Focus Risk - To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that

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country or geographic region. As a result, a Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk - Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Valuation Risk - The risk that a security may be difficult to value. A Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Sector Focus Risk - Because the Rayliant Quantamental China Equity ETF may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Rayliant Quantamental China Equity ETF’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Financials Sector Risk - Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Rayliant Quantamental China Equity ETF.

Consumer Discretionary Sector Risk - Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. The impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the overall international economy and, in turn, negatively affect companies in the consumer discretionary sector.

Preferred Stock Risk - Preferred stocks in which a Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks

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on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

REIT Risk - REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

Leverage Risk - The Rayliant Quantamental China Equity ETF's use of derivatives may result in the Rayliant Quantamental China Equity ETF's total investment exposure substantially exceeding the value of its portfolio securities and the Rayliant Quantamental China Equity ETF's investment returns depending substantially on the performance of securities that the Rayliant Quantamental China Equity ETF may not directly own. The use of leverage can amplify the effects of market volatility on the Rayliant Quantamental China Equity ETF's share price and may also cause the Rayliant Quantamental China Equity ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Rayliant Quantamental China Equity ETF's use of leverage may result in a heightened risk of investment loss.

Non-Diversification Risk - The Rayliant Quantamental China Equity ETF is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Rayliant Quantamental China Equity ETF invests its assets in a smaller number of issuers, the Rayliant Quantamental China Equity ETF will be more susceptible to negative events affecting those issuers than a diversified fund. The Rayliant Quantamental China Equity ETF intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

9. Other:

At September 30, 2023, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

10. Subsequent Events:

Rayliant Investment Research, doing business as Rayliant Asset Management, changed the principal investment strategies of the Rayliant Quantamental Emerging Market Equity ETF to exclude China from the Fund’s investment universe. Accordingly, on October 24, 2023, the Fund’s name, 80% investment policy, and benchmark changed. The name

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of the Fund is now the “Rayliant Quantamental Emerging Market ex-China Equity ETF.” The Fund now invests, under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities of companies in emerging markets, excluding China. The benchmark of the Fund is now the MSCI Emerging Markets ex-China Index.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2023.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and

Shareholders of Rayliant Quantamental China Equity ETF, Rayliant Quantamental

Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Rayliant Quantamental China Equity ETF, Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF (collectively referred to as the “Funds”), (three of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting The Advisors’ Inner Circle Fund III) at September 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund III	Statement of operations	Statements of changes in net assets	Financial highlights
Rayliant Quantamental China Equity ETF	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the two years in the period ended September 30, 2023 and the period from December 30, 2020 (commencement of operations) through September 30, 2021

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Individual fund constituting The Advisors’ Inner Circle Fund III	Statement of operations	Statements of changes in net assets	Financial highlights
Rayliant Quantamental Emerging Market Equity ETF	For the year ended September 30, 2023	For the year ended September 30, 2023 and the period from December 15, 2021 (commencement of operations) through September 30, 2022
Rayliant Quantitative Developed Market Equity ETF	For the year ended September 30, 2023	For the year ended September 30, 2023 and the period from December 15, 2021 (commencement of operations) through September 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023

the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Rayliant Asset Management companies since 2021.

Philadelphia, Pennsylvania

November 29, 2023

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-898-1688. The following chart lists Trustees and Officers as of September 30, 2023.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 66 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 66 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, IncElement Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years

None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2023 to September 30, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES (Continued)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment

	Beginning Account Value 4/01/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period*
Rayliant Quantamental China Equity ETF
Actual Fund Return	$1,000.00	$831.60	0.80%	$3.67
Hypothetical 5% Return	1,000.00	1,021.06	0.80	4.05

Rayliant Quantamental Emerging Market Equity ETF
Actual Fund Return	$1,000.00	$1,095.70	0.88%	$4.62
Hypothetical 5% Return	1,000.00	1,020.66	0.88	4.46

Rayliant Quantitative Developed Market Equity ETF
Actual Fund Return	$1,000.00	$1,020.90	0.80%	$4.05
Hypothetical 5% Return	1,000.00	1,021.06	0.80	4.05

* Expenses are equal to the Fund’s annualized expense ratio (including dividend and interest expense on short sales), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a September 30, 2023 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2023, the Funds are designating the following items with regard to distributions paid during the period.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	FTC
Rayliant Quantamental China Equity ETF
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.28%	0.00%	13.56%
Rayliant Quantamental Emerging Market Equity ETF
0.00%	0.00%	100.00%	100.00%	0.00%	40.82%	0.00%	0.00%	0.00%	22.50%
Rayliant Quantitative Developed Market Equity ETF
0.00%	0.00%	100.00%	100.00%	60.00%	100.00%	0.00%	0.00%	0.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

5.

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

Rayliant Quantamental China Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended September 30, 2023, the total amount of foreign source income is $1,795,205. The total amount of foreign tax paid is $244,342. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	RAYLIANT ETFs SEPTEMBER 30, 2023 (UNAUDITED)

Rayliant Quantamental Emerging Markets Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended September 30, 2023, the total amount of foreign source income is $953,453. The total amount of foreign tax paid is $295,762. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

Rayliant ETFs

c/o SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

1-866-898-1688

Investment Adviser:

Rayliant Asset Management

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RAY-AR-001-0300

(b) Not applicable

Item 2. Code of Ethics.

The Registrant (also referred to as the "Trust") has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant's audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be "independent" as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to The Advisors' Inner Circle Fund III (the aforementioned "Trust").

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2023				FYE September 30, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$742,366	None	None		$682,615		None	None
(b)	Audit-Related Fees	None	None	None		None		None	None
(c)	Tax Fees	None	None	$35,000	(2)	$88,500	(4)	None	$57,000	(2)
(d)	All Other Fees	None	None	None		None		None	None

Fees billed by Ernst & Young LLP ("E&Y") relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2023				FYE September 30, 2022
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$138,710		None	None	$133,360		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$20,850	(3)	None	None	$6,650	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP ("D&T") relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2023			FYE September 30, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	None	None	$60,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.
(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee's responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor's methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2023	FYE September 30, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $35,000 and $57,000 for 2023 and 2022, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $20,850 and $6,650 for 2023 and 2022, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2023 and 2022, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either the Registrant's investment adviser or to any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant's Board of Trustees. Included in the Audit Committee's pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the "PCAOB") has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a "foreign issuer," as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 8, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: December 8, 2023